UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2016

CNH Industrial Capital LLC

(Exact name of registrant as specified in its charter)

Delaware	000-55510	39-1937630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5729 Washington Avenue Racine, Wisconsin	53406
(Address of principal executive offices)	(Zip Code)

(262) 636-6011

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 8.01 of this Current Report on Form 8-K, including Exhibits 4.1, 4.2 and 99.1 hereto, is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On March 17, 2016, CNH Industrial N.V. announced that its wholly owned subsidiary, CNH Industrial Capital LLC (“CNH Industrial Capital”), completed its previously announced offering of $500 million in aggregate principal amount of 4.875% notes due 2021 (the “Notes”) issued at an issue price of 99.447%, pursuant to an Underwriting Agreement, dated March 14, 2016, among CNH Industrial Capital, the Guarantors (as defined below) and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Société Générale and Wells Fargo Securities, LLC (the “Underwriting Agreement”).

The Notes and the related guarantees were offered and sold under a registration statement on Form F-3ASR (Registration Nos. 333-206891-01, 333-206891-02, 333-206891-03), filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2015 (the “Registration Statement”). CNH Industrial Capital and the Guarantors have also filed with the SEC a prospectus supplement, dated March 14, 2016, together with the accompanying prospectus, dated September 11, 2015, in connection with the offering of the Notes and the related guarantees.

The Notes were issued pursuant to an Indenture, dated as of September 11, 2015 (the “Indenture”), among CNH Industrial Capital, CNH Industrial Capital America LLC and New Holland Credit Company, LLC (together with CNH Industrial Capital America LLC, the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and an Officers’ Certificate of the Company, dated as of March 17, 2016, pursuant to Sections 2.01 and 3.01 of the Indenture (the “Officers’ Certificate”).

The Notes bear interest at a rate of 4.875% per annum and mature on April 1, 2021. Interest on the Notes will be payable semi-annually on April 1 and October 1 of each year, commencing on October 1, 2016, to the holders of record of such Notes at the close of business on March 15 or September 15, respectively, preceding such interest payment date. The Indenture contains covenants that limit, among other things, (i) CNH Industrial Capital’s ability and the ability of its restricted subsidiaries to incur secured debt or enter into sale and leaseback transactions; and (ii) CNH Industrial Capital’s ability and the ability of the Guarantors to consolidate, merge, convey, transfer or lease all or substantially all of their respective properties and assets. These covenants are subject to important exceptions and limitations.

The Notes will be redeemable, at the option of CNH Industrial Capital, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus a make-whole premium specified under the Officers’ Certificate.

The description set forth above is qualified in its entirety by the Underwriting Agreement, the Indenture, the Officers’ Certificate and the form of the Notes. Copies of the Underwriting Agreement, the Officers’ Certificate and the form of the Notes are attached hereto as Exhibits 1.1, 4.1 and 4.2, respectively, and incorporated herein by reference, and the Indenture (which contains the form of the guarantees) was filed as an Exhibit 4.9 to the Registration Statement.

A copy of the Press Release, dated March 17, 2016, “Closing of $500 million notes of CNH Industrial Capital LLC” is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated March 14, 2016, among CNH Industrial Capital, the Guarantors and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Société Générale and Wells Fargo Securities, LLC.

Exhibit 4.1	Officers’ Certificate, dated as of March 17, 2016.

Exhibit 4.2	Form of 4.875% Note due 2021 (included in Exhibit 4.1).

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP.

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

Exhibit 99.1	Press Release “Closing of $500 million notes of CNH Industrial Capital LLC” dated March 17, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH INDUSTRIAL CAPITAL LLC

Date: March 17, 2016	By:	/s/ Brett D. Davis
Brett D. Davis
President

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated March 14, 2016, among CNH Industrial Capital, the Guarantors and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Société Générale and Wells Fargo Securities, LLC.

Exhibit 4.1	Officers’ Certificate, dated as of March 17, 2016.

Exhibit 4.2	Form of 4.875% Note due 2021 (included in Exhibit 4.1).

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP.

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

Exhibit 99.1	Press Release “Closing of $500 million notes of CNH Industrial Capital LLC” dated March 17, 2016.